Exhibit 99.1

Leslie’s, Inc. Announces Executive Leadership Changes

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Appoints Tony Iskander as Interim Chief Financial Officer and Treasurer
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Promotes Naomi Cramer to Chief Retail Operations and Talent Officer

PHOENIX, AZ - March 17, 2025 - Leslie’s, Inc. (“Leslie’s”, “we”, “our”, “its”, or “Company”; NASDAQ: LESL), the largest and most trusted direct-to-customer brand in the U.S. pool and spa care industry serving residential customers and pool professionals nationwide, today announced a series of senior leadership changes as part of the Company’s ongoing work to support its transformation.

Interim Chief Financial Officer Appointment

Tony Iskander has been appointed Interim Chief Financial Officer (CFO) and Treasurer, effective March 14, 2025. Mr. Iskander is a seasoned executive with nearly 30 years of experience driving growth and empowering organizations to capitalize on value creation opportunities by demonstrating financial, accounting, and operational leadership. As Managing Partner of Stambrisk Consulting LLC, he has been advising Leslie’s since December 2024 as a senior finance and accounting consultant. As a result, Mr. Iskander already has a substantial understanding of Leslie’s business and operations, which will help provide for a seamless transition.

Jason McDonell, Chief Executive Officer, said, “Tony’s appointment demonstrates our commitment to acting decisively and with urgency as we continue to transform Leslie’s and position the Company for long-term value creation. I have worked with Tony for multiple years, and Leslie’s is fortunate to have a professional of his caliber to help drive our transformation. Through his senior financial leadership positions in public companies, he brings a deep understanding of FP&A, treasury, working capital management, and capital structure, which we believe will be invaluable as we continue to execute against our strategic plan. Tony will play a critical role in our top capital priority of debt reduction with his diverse skill set in balance sheet optimization, including inventory and working capital productivity, optimization of core assets, and strategic evaluation of non-core assets. I’m confident that leveraging his leadership and experience will help accelerate our transformation journey to drive sustainable profitable growth around our key strategic themes of Customer Centricity, Convenience and Asset Utilization.”

Leslie’s is conducting a search with the assistance of a leading executive search firm to identify the company’s next permanent CFO, and Mr. Iskander is a candidate in that process. Scott Bowman, who has served as CFO since 2023, has left the Company, effective concurrently with Mr. Iskander’s appointment. Mr. Bowman’s departure is not a result of any disagreement related to the Company, or any matter related to its operations, policies, or practices.

Additional Leadership Changes

Leslie’s today also announced the following leadership changes, effective March 14, 2025:

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Naomi Cramer, Leslie’s Chief People Officer, has been promoted to Chief Retail Operations and Talent Officer. Ms. Cramer, who joined Leslie’s in September 2022, will continue to report to Jason McDonell. In her new role, she will leverage her 28 years of retail experience, including nearly 25 years of experience at Target (NYSE: TGT) in roles of increasing responsibility, including retail operations, real estate, and human resources functions.
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Dave Caspers, Leslie’s Chief Stores Officer, has accepted a senior leadership role in a different industry.

Mr. McDonell continued, “I want to congratulate Naomi on her well-deserved promotion, which is a testament to her strong leadership capabilities and contributions at Leslie’s. Given Naomi’s deep retail experience, I am confident that she will help us continue to drive the strategic changes we are making to help enhance our business and drive long-term growth, including our renewed focus on the fundamentals of retail execution. We also wish both Scott and Dave well in their future endeavors and thank them for their contributions.”

Biographies

Tony Iskander

Mr. Iskander has nearly 30 years of expertise in corporate finance, treasury, M&A, and capital markets, with a proven track record of driving financial and operational transformation. Prior to joining the company, Mr. Iskander co-founded Stambrisk Consulting LLC, where he also served as Managing Partner providing CFO-level consulting services to companies across public and private markets, working with leadership teams to navigate complex financial challenges, execute growth strategies, and strengthen operational performance.

Before launching Stambrisk, Mr. Iskander spent over seven years at Advance Auto Parts (NYSE: AAP) (2017–2024), where he held senior leadership roles, including Interim Chief Financial Officer, Senior Vice President of FP&A, Finance, and Treasurer. Prior to Advance Auto Parts, he spent more than a decade at Hillrom, a healthcare manufacturing and technology company, where he held progressive finance leadership roles. Earlier in his career, he built a strong foundation in accounting, financial reporting, internal audit, and treasury across multiple public companies. Mr. Iskander earned his bachelor’s degree in financial management from Indiana University and an MBA in finance from Indiana University’s Kelley School of Business.

Naomi Cramer

Ms. Cramer is a highly experienced retail executive and has worked in the retail industry for more than 28 years. She joined Leslie’s in 2022 and has served as Leslie’s Chief People Officer since May 2023. Earlier in her career, Ms. Cramer held a series of roles of increasing responsibility focused on store retail operations, distribution, and human resources for nearly 25 years at the Target Corporation (NYSE: TGT). Her last role was Senior Vice President of Field HR, where she led all areas of human resources for 350,000 employees in 1,780 retail stores and 37 distribution centers. After her Target experience, she joined Banner Health in December of 2014 as Vice President of Talent Acquisition and was then promoted to Vice President of

Talent Management. Naomi was Chief Human Resources Officer at Banner Health from June 2016 to February 2022 just prior to joining Leslie’s. Ms. Cramer holds a Bachelor of Science degree from the University of Phoenix.

About Leslie’s

Founded in 1963, Leslie’s is the largest and most trusted direct-to-customer brand in the U.S. pool and spa care industry serving residential customers and pool professionals nationwide. The Company serves the aftermarket needs of residential and professional consumers with an extensive and largely exclusive assortment of essential pool and spa care products. The Company operates an integrated ecosystem of over 1,000 physical locations and a robust digital platform, enabling consumers to engage with Leslie’s whenever, wherever, and however they prefer to shop. Its dedicated team of associates, pool and spa care experts, and experienced service technicians are passionate about empowering Leslie’s consumers with the knowledge, products, and solutions necessary to confidently maintain and enjoy their pools and spas.

Forward-Looking Statements

This press release contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical fact contained in this press release, including statements regarding our future results of operations or financial condition, business strategy, value proposition, legal proceedings, competitive advantages, market size, growth opportunities, industry expectations, and plans and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would,” or the negative of these words or other similar terms or expressions. Our actual results or outcomes could differ materially from those indicated in these forward-looking statements for a variety of reasons, including, among others:

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our ability to execute on our growth strategies;
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supply disruptions;
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our ability to maintain favorable relationships with suppliers and manufacturers;
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competition from mass merchants and specialty retailers;
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impacts on our business from the sensitivity of our business to weather conditions, changes in the economy (including rising interest rates, recession fears, and inflationary pressures), geopolitical events or conflicts, and the housing market;
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disruptions in the operations of our distribution centers;
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our ability to implement technology initiatives that deliver the anticipated benefits, without disrupting our operations;
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our ability to attract and retain senior management and other qualified personnel;
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regulatory changes and development affecting our current and future products, including evolving legal standards and regulations concerning environmental, social and governance (“ESG”) matters;

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our ability to obtain additional capital to finance operations;
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commodity price inflation and deflation;
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impacts on our business from epidemics, pandemics, or natural disasters;
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impacts on our business from cyber incidents and other security threats or disruptions;
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our ability to remediate material weaknesses or other deficiencies in our internal control over financial reporting or to maintain effective disclosure controls and procedures and internal control over financial reporting;
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the anticipated success of the leadership transition to transform Leslie’s long-term value creation; and
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other risks and uncertainties, including those listed in the section titled “Risk Factors” in our filings with the United States Securities and Exchange Commission (“SEC”).

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, and operating results. The outcome of the events described in these forward-looking statements is subject to risks, uncertainties, and other factors described in Part I, Item 1A, “Risk Factors” in our Annual Report on Form 10-K for the year ended September 28, 2024 and in our other filings with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time-to-time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this press release. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results or outcomes could differ materially from those described in the forward-looking statements.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this press release, and while we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements.

The forward-looking statements made in this press release are based on events or circumstances as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information, changed expectations, the occurrence of unanticipated events or otherwise, except as required by law. We may not actually achieve the plans, intentions, outcomes or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments.

Contact

Investors

Matthew Skelly

Vice President, Investor Relations

Leslie’s, Inc.

investorrelations@lesl.com

Media

FGS Global

Leslies@fgsglobal.com